UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2003

MOLINA HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Golden Shore Drive, Long Beach, California 90802

(Address of principal executive offices)

Registrant’s telephone number, including area code: (562) 435-3666

Item 5.    Other Events and Regulation FD Disclosure.

On October 15, 2003, our Michigan plan issued a press release announcing the addition of more than 32,000 members.

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.         Description

99.1              Press release of Molina Healthcare of Michigan, Inc. issued October 15, 2003 regarding the addition of members.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: October 15, 2003	By:	/s/ MARK L. ANDREWS, ESQ.

Mark L. Andrews, Esq. Executive Vice President, Legal Affairs, General Counsel and Corporate Secretary